abrdn Funds
(the "Trust")

abrdn Global High Income Fund
(the "Fund")

Supplement dated June 16, 2023 to the Fund's Summary Prospectus and Statutory Prospectus (collectively, the "Prospectuses"), each dated February 28, 2023, as supplemented

On June 13, 2023, the Board of Trustees (the "Board") of the Trust considered and approved (i) a change to the Fund's name, (ii) modifications to the Fund's principal investment strategies, (iii) a reduction in the contractual management fee, and (iv) revisions to the expense limitation agreement of the Fund, as set forth below, to take effect as of the date of effectiveness of an amendment to the Trust's registration statement, which is anticipated to be on or about August 16, 2023 (the "Effective Date").

Additionally, starting on the Effective Date, in connection with the changes to the principal investment strategies, the Fund's portfolio management team expects to transition out of some non-U.S. securities and increase the Fund's U.S. allocation over time. The portfolio management team expects that the turnover will be in line with historical turnover rates for the Fund. An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

As of the Effective Date, the Prospectuses are hereby revised as follows:

Name Change of the Fund

All references to "abrdn Global High Income Fund" in the Prospectuses will be changed to "abrdn High Income Opportunities Fund."

Fees and Expenses of the Fund

The Fund's Fees and Expenses Table and Expense Example are hereby revised to reflect the new management fee and revised expense limitation agreement. The respective tables in the "Fees and Expenses of the Fund" and the "Example" sections in the Prospectuses will be replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.51%		0.46%
Acquired Fund Fees and Expenses(4)	0.03%		0.03%
Total Annual Fund Operating Expenses(5)	1.34%		1.04%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.36%		0.31%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements(5)	0.98%		0.73%

(1)  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

(2)  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(3)  Management Fees have been restated to reflect current fees.

(4)  "Acquired Fund Fees and Expenses" are incurred indirectly by the Fund as a result of its investments in one or more funds, including exchange traded funds (ETFs), and these fees and expenses are not subject to the Fund's fee waiver/expense reimbursement contract.

(5)  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)  abrdn Funds (the "Trust") and abrdn Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.70% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and Rule 12b-1 fees for Class A shares and extraordinary expenses. Prior to August 16, 2023, the contractual limitation was 0.75%. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$397	$658	$960	$1,817
Institutional Class Shares	$75	$283	$527	$1,227

Principal Strategies Changes

The following will replace the paragraphs under the section titled "Principal Strategies" in the Summary Prospectus beginning on page 2 and the section titled "Summary — abrdn Global High Income Fund — Principal Strategies" in the Statutory Prospectus beginning on page 112:

The High Income Opportunities Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of high income producing instruments. High income producing instruments include those rated at the time of purchase below "BBB-" by Standard & Poor's Rating Service ("S&P"), or below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., "junk bonds"). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt. The Fund has the flexibility to invest in a broad-range of debt instruments, including, but not limited to, corporate and sovereign debt from U.S. and non-U.S. issuers, including those in emerging markets. The Fund may invest in debt securities of any maturity.

The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential Environmental,

Social and Governance ("ESG") risks and opportunities impacting issuers, where relevant. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.

The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., "junk bonds") and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.

The Fund may also invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities").

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may also invest up to 20% of its net assets in equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or over-the-counter ("OTC").

To achieve its investment objective, the Fund uses derivatives under certain market conditions. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets or for hedging currency exposure. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps, options (including options on futures and options on swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Fund Management Changes

The first table under the section titled "Fund Management" and sub-section titled "Management Fees" in the Statutory Prospectus beginning on page 147 will be revised by replacing the entry for abrdn Global High Income Fund in its entirety with the following:

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2022
abrdn High Income Opportunities Fund
On assets up to $500 million	0.55%	0.26%
On assets of $500 million up to $1 billion	0.525%
On assets of $1 billion and more	0.50%

The first sentence of the fifth paragraph under the section titled "Fund Management" and sub-section titled "Management Fees" in the Statutory Prospectus on page 149 will be deleted in its entirety and replaced with the following:

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the Funds listed in the table below through February 29, 2024 (except abrdn High Income Opportunities Fund through February 28, 2025).

The fourth table under the section titled "Fund Management" and sub-section titled "Management Fees" in the Statutory Prospectus on page 149 will be revised by replacing the entry for abrdn Global High Income Fund in its entirety with the following:

Name of Fund	Expense Limitation
abrdn High Income Opportunities Fund	0.70%

Please retain this Supplement for future reference.